UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

FOREST LABORATORIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5438	11-1798614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue

New York, NY 10022-4731

(Address of Principal Executive Offices, including Zip code)

(212) 421-7850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2014, Forest Laboratories, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the agreement and plan of merger, dated February 17, 2014, by and among Actavis plc (“Actavis”), Tango Merger Sub 1 LLC (“Merger Sub 1”), Tango Merger Sub 2 LLC (“Merger Sub 2”), Tango US Holdings Inc. and the Company (the “Merger Agreement”), which provides, among other things and subject to the terms and conditions set forth therein, (a) that the Company will be merged with and into Merger Sub 1 (the “First Merger”), and (b) immediately following the First Merger, the Company, as the surviving entity of the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”).

As of May 2, 2014, the record date for the Special Meeting, there were 272,425,915 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 225,445,622 shares of Common Stock, representing approximately 82.75% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	The adoption of the Merger Agreement; and

(2)	The approval, on an advisory (non-binding) basis, the compensation to be paid to the Company’s named executive officers that is based on or otherwise relates to the First Merger.

Both of the proposals were approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 5, 2014.

1.	Proposal to approve the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
223,105,244	516,165	1,824,213	(0)

2.	Proposal to approve on an advisory (non-binding) basis, the compensation to be paid to the Company’s named executive officers that is based on or otherwise relates to the First Merger:

For	Against	Abstain	Broker Non-Votes
136,914,719	85,474,885	3,056,018	(0)

Item 8.01	Other Events.

On June 17, 2014, the Company and Actavis issued a joint press release announcing (i) the results of the Special Meeting and (ii) the results of the extraordinary general meeting of shareholders of Actavis held on June 17, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

99.1	Joint Press Release, dated June 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST LABORATORIES, INC

Date: June 18, 2014

/s/ A. Robert D. Bailey
A. Robert D. Bailey
Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Document

99.1	Joint Press Release, dated June 17, 2014.